UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024
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OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPTN	Nasdaq Global Select Market
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On March 8, 2024, OptiNose, Inc. (the “Company”) entered in a Second Amendment (the “Second Amendment”) to its Amended and Restated Note Purchase Agreement dated November 21, 2022, as amended on March 5, 2024, among the Company, OptiNose US, Inc., the purchaser parties defined therein and BioPharma Credit PLC (as amended, the “A&R Note Purchase Agreement”).

Pursuant to the Second Amendment, the financial covenants requiring the Company to achieve minimum trailing twelve-month consolidated XHANCE net product sales and royalties was modified as follows (amounts in millions):

Trailing Twelve-Months Ending	As Revised Pursuant to Second Amendment
March 31, 2024	$70,000,000
June 30, 2024	$70,000,000
September 30, 2024	$72,500,000
December 31, 2024	$75,000,000
March 31, 2025	$80,000,000
June 30, 2025	$87,500,000
September 30, 2025	$95,000,000
December 31, 2025	$105,500,000
March 31, 2026	$120,000,000
June 30, 2026	$130,000,000
September 30, 2026	$145,000,000
December 31, 2026	$150,000,000
March 31, 2027	$155,000,000
June 30, 2027	$160,000,000

In addition, the “make-whole” premium payment due in connection with any principal prepayments (whether mandatory or voluntary) was modified to provide that the Company will be required to pay a make-whole premium in the amount of (i) for any prepayment occurring up to and including November 21, 2024 (which represents the 24th-month anniversary of the effective date of the A&R Note Purchase Agreement), the sum of all interest that would have accrued on the principal amount of the notes prepaid or required to be prepaid from the date of such prepayment through and including the 18th-month anniversary of such prepayment date; and (b) for any prepayment occurring after November 21, 2024 (which represents the 24th-month anniversary of the effective date of the A&R Note Purchase Agreement) but prior to May 21, 2026 (which represents the 42nd-month anniversary of the effective date of the A&R Note Purchase Agreement), the sum of all interest that would have accrued on the principal amount of the notes prepaid or required to be prepaid from the date of such prepayment through and including May 21, 2026 (which represents the 42nd-month anniversary of the effective date of the A&R Note Purchase Agreement); provided, however, that in no event shall all make-whole amounts payable by the Company exceed $24,000,000 in the aggregate.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1
Second Amendment to the Note Purchase Agreement, dated March 8, 2024, among OptiNose US, Inc., OptiNose, Inc., and OptiNose AS, BioPharma Credit PLC, as collateral agent and the purchasers from time to time party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Michael F. Marino
Michael F. Marino
Chief Legal Officer
March 8, 2024